                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

         Filed by the registrant /X/

         Filed by a party other than the registrant  / /

         Check the appropriate box:              / /  Confidential, for Use of
         / /  Preliminary Proxy Statement             the Commission Only (as
         /X/  Definitive Proxy Statement              permitted by Rule 14a-6(e)
         / /  Definitive Additional Materials         (2))
         / /  Soliciting Material Pursuant to
              Section 240.14a-11(c) or Section 240.14a-12



                       Canterbury Park Holding Corporation

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                  (1) Title of each class of securities to which transaction applies:
                  (2) Aggregate number of securities to which transactions applies:
                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  (4)      Proposed maximum aggregate value of transaction:
                  (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.

         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)      Amount previously paid:
                  (2)      Form, Schedule or Registration Statement No.:
                  (3)      Filing party:
                  (4)      Date filed:

                       CANTERBURY PARK HOLDING CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 1, 2000


         Notice is hereby given that the Annual Meeting of Shareholders of Canterbury Park Holding Corporation will be held at Canterbury Park, 1100 Canterbury Road, Shakopee, Minnesota 55379, on Thursday, June 1, 2000 at 4:00 p.m., Central Daylight Time, for the following purposes:

         1. To elect seven (7) directors to hold office until the 2001 Annual Meeting of Shareholders or until their successors are elected.

         2. To consider and act on a proposal to amend the Company's 1994 Stock Plan to increase the annual automatic stock option grant to continuing non-employee directors from 2,000 to 3,000 shares per year.

         3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on April 14, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                              By Order of the Board of Directors


                                              Richard A. Primuth,
                                              SECRETARY


Shakopee, Minnesota
May 2, 2000



         TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                       CANTERBURY PARK HOLDING CORPORATION
                              1100 CANTERBURY ROAD
                            SHAKOPEE, MINNESOTA 55379
                                 (952) 445-7223


                                 PROXY STATEMENT

         This Proxy Statement is furnished to the shareholders of Canterbury Park Holding Corporation ("CPHC" or the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held at Canterbury Park, 1100 Canterbury Road, Shakopee, Minnesota 55379 on Thursday, June 1, 2000, beginning at 4:00 p.m. or at any adjournment or adjournments thereof. The cost of this solicitation will be paid by the Company. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, telegraph or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

         Any proxy may be revoked at any time before it is voted by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting. If not so revoked, the shares represented by such proxy will be voted by the persons designated as proxies in favor of the matters indicated. In the event any other matters properly come before the meeting calling for a vote of shareholders, the persons named as proxies will vote in accordance with their judgment on such matters. The Company's corporate offices are located at 1100 Canterbury Road, Shakopee, Minnesota 55379, and its telephone number is (952) 445-7223. The mailing of this Proxy Statement to shareholders of the Company commenced on or about May 2, 2000.

         The total number of shares outstanding and entitled to vote at the meeting as of April 14, 2000 consisted of 3,438,599 shares of $.01 par value Common Stock. Each share of Common Stock is entitled to one vote. Cumulative voting in the election of directors is not permitted. Only shareholders of record at the close of business on April 14, 2000 will be entitled to vote at the meeting. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

         Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. However, if the shares present and entitled to vote on any particular item of business would not constitute a quorum for the transaction of business at the meeting, then that item must be approved by holders of a majority of the minimum number of shares that would constitute such a quorum. Votes cast by proxy or in person at the Annual Meeting of Shareholders will be tabulated at the meeting to determine whether or not a quorum is present. Abstentions on a particular item of business will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of the matter. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth, based upon information available as of April 14, 2000, the beneficial ownership of shares of the Company's common stock of each person known by the Company to own of record or beneficially five percent (5%) or more of the Company's common stock and the beneficial ownership of all officers and directors of the Company as a group (including beneficial ownership attributed to such person or group through ownership of currently exercisable options or warrants to purchase common stock).


     Name and Address               Amount and Nature of         Percent
   of Beneficial Owner              Beneficial Ownership        of Class*
   -------------------              --------------------        ---------
Curtis A. Sampson                       1,080,453(1)             31.31%
1100 Canterbury Road
Shakopee, MN  55379

Dale H. Schenian                         443,548(2)              12.85%
1100 Canterbury Road
Shakopee, MN  55379

Randall D. Sampson                       210,878(3)               5.94%
1100 Canterbury Road
Shakopee, MN 55379

Brian C. Barenscheer                     207,000(4)               6.00%
1100 Canterbury Road
Shakopee, MN 55379

All directors and officers              2,189,182(5)             58.62%
as a group (11 persons)

-----------------------------------

* Based upon 3,438,599 shares of common stock outstanding increased, for each calculation, by the number of shares which would be issued upon exercise of options held by the named person or group.

(1) Includes 12,500 shares issuable upon the exercise of currently exercisable options.

(2) Includes 12,500 shares issuable upon the exercise of currently exercisable options, as well as 36,000 shares held by Mr. Schenian's wife as to which beneficial ownership is disclaimed.

(3) Includes 109,000 shares issuable upon the exercise of currently exercisable options.

(4) Includes 12,500 shares issuable upon the exercise of currently exercisable options.

(5) Includes 296,000 shares issuable upon the exercise of currently exercisable options held by officers and directors as a group.

                              ELECTION OF DIRECTORS

         The Board of Directors has nominated and recommends for reelection as directors of the Company the persons named below, all of which have been directors since 1994. The Board of Directors believes that each nominee named below will be able to serve, but should a nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose.

         Information regarding the directors, including information regarding their principal occupations currently and for the preceding five years, is set forth below. Ownership of Company common stock is given as of April 14, 2000. Percentage ownership presented for each director assumes shares outstanding increased by the respective number of options and warrants indicated. To the best of the Company's knowledge, the persons indicated possess sole voting and investment power with respect to their stock ownership.


                                                                                          Amount of        Percent of
                                                                                            Stock           Outstand-
Name and Age                     Principal Occupation; Other Directorships                Ownership         ing Stock
------------                     -----------------------------------------                ---------         ---------
Brian C. Barenscheer             Partner, Boyum & Barenscheer, P.L.L.P.                    207,000(1)         6.00%
 (57)                            Minneapolis, Minnesota (certified public
                                 accountants).

Gibson Carothers                 Gibson & Carothers, Minneapolis,                          56,000(2)           1.62%
 (57)                            Minnesota (marketing and product
                                 development).

Terence J. McWilliams            Regional Sales Manager, Autotote Systems                  17,500(3)           .51%
 (50)                            (totalizator services to horse tracks, dog
                                 tracks and jai alai frontons) since
                                 November 1993.

Carin Offerman                   Private Investor; formerly President and                  54,450(4)           2.22%
 (51)                            CEO (1998-1999) and Vice President and
                                 COO (prior to 1998) of Offerman & Company,
                                 Minneapolis, Minnesota (investment banking and
                                 brokerage firm).

Curtis A. Sampson                Chairman and CEO of Communications                      1,080,453(1)         31.31%
 (66)*                           Systems Inc., Hector, Minnesota
                                 (connecting devices for telephones and
                                 computers); Chairman and CEO of Hector
                                 Communications Corporation, Hector, Minnesota
                                 (independent telephone companies).

Randall D. Sampson               President of the Company since March                     210,878(1)           5.94%
 (42)*                           1994; Director, Communications Systems,
                                 Inc.

Dale H. Schenian                 Chairman, City Auto Glass Companies                      443,548(1)        12.85%
 (58)                            (automotive glass repair and replacement);
                                 Director of Bremer Bank (bank holding
                                 company), St. Paul, Minnesota.

--------------------------------------

*        Curtis A. Sampson is the father of Randall D. Sampson.

(1) See information under "Security Ownership of Certain Beneficial Owners and Management" above.

(2)      Includes options to acquire 27,500 shares of common stock.

(3)      Includes options to acquire 12,500 shares of common stock.

(4)      Includes options to acquire 12,500 shares of common stock.

INFORMATION REGARDING BOARD AND BOARD COMMITTEES

         The Board of Directors of the Company met twelve (12) times during 1999. In 1999 each director attended at least 75% of the meetings of the Board and each committee on which such director served.

         Each non-employee member of the Board is paid an annual fee of $3,600, plus $300 for each meeting attended. In addition, under the Company's 1994 Stock Plan, each non-employee member of the Board of Directors receives an option at the time of the annual shareholders meeting to purchase 2,000 shares of the Company's common stock upon election or re-election to the Board at an exercise price equal to the fair market value of the Company's common stock on the date of grant and exercisable over a ten-year period. In April, 2000 the Board approved, subject to shareholder approval, amending the Stock Option Plan to increase the annual automatic stock option grant to continuing directors from 2,000 to 3,000 shares beginning at the June 1, 2000 annual shareholders' meeting. See "Proposal to Amend the Company's 1994 Stock Plan" below. Mr. Randall D. Sampson, who is employed by the Company, receives no additional compensation for service on the Board.

         The Board has established an Audit Committee, the current members of which are Brian C. Barenscheer and Carin Offerman. The Audit Committee recommends to the full Board of Directors the selection of independent accountants and reviews the activities and reports of the independent accountants, as well as the internal accounting controls of the Company. The Audit Committee met twice in 1999.

         The Company has established a Compensation Committee, the current members of which are Terence J. McWilliams, Dale H. Schenian and Randall D. Sampson. The Compensation Committee met twice in 1999. The Compensation Committee recommends to the Board of Directors compensation for executive officers and key personnel and reviews the Company's compensation policies and practices.


                 PROPOSAL TO AMEND THE COMPANY'S 1994 STOCK PLAN

GENERAL INFORMATION

         In May 1994, the Board of Directors and the shareholders of the Company adopted the 1994 Stock Plan (the "Plan"). The Plan provides for the granting of awards in the form of stock options, including restricted stock, stock appreciation rights and deferred stock to key employees and non-employees, including directors of and consultants to the Company and any subsidiary. The maximum number of common shares that may be purchased under the Plan is 850,000 shares of common stock. At the Company's 2000 Annual Shareholders Meeting, shareholders will be asked to approve an increase in the number of stock options which are automatically awarded to continuing non-employee directors of the Company from 2,000 to 3,000 shares.

SUMMARY OF THE PLAN

         Options that are granted under the Plan may be either options that qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended

("Incentive Stock Options"), or those that do not qualify as Incentive Stock Options ("Non-Qualified Stock Options"). The plan is administered by the Board of Directors, or a committee designated by the Board, which determines the persons who are to receive awards under the Plan, the type of award to be granted, the number of shares subject to each award and, if an option, the exercise price of each option. Options may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant. Generally, the term of each Incentive Stock Option, which is fixed at the date of grant, must not exceed 10 years from the date the Incentive Stock Option is granted. The exercise of an option accelerates if (i) the Company liquidates,
(ii) merges or consolidates with another corporation and is not the surviving corporation or (iii) transfers all or substantially all of its assets or 75% or more of its outstanding Common Stock to another person or entity.

         The Plan also provides for formula grants of non-qualified stock options to non-employee directors of the Company. Upon being elected to the Board, non-employee directors receive non-qualified stock options to purchase 2,500 shares. In addition, non-employee directors who are serving unexpired terms or reelected at an annual shareholder meeting and who have served on the Board for at least six months of the preceding 12 month period also are presently granted 10-year non-qualified stock options to purchase 2,000 shares of Common Stock as of the annual meeting in each such year. The non-qualified sock options granted to non-employee directors vest six months from the date granted. The purchase price of the shares of Common Stock subject to such options is the fair market value of the Common Stock on the date of the annual meeting.

         The Board or committee may grant stock appreciation rights in conjunction with all or a part of any option granted under the Plan. Upon exercise of a stock appreciation right, an optionee is entitled to an amount in cash or shares or Common Stock equal in value to the excess of the fair market value of the Company's Common Stock over the option price per share multiplied by the number of shares for which stock appreciation rights are being exercised. Stock appreciation rights may not be granted to non-employee directors. In addition to stock appreciation rights, the Board may grant restricted stock and deferred stock. Grants of restricted stock and deferred stock may be conditioned upon the attainment of specific performance goals. The restricted stock will be held in custody by the Company until the restrictions thereon have lapsed.

FEDERAL INCOME TAX CONSEQUENCES APPLICABLE TO STOCK OPTIONS

         An optionee will not realize taxable compensation income upon the grant of an incentive stock option. In addition, an optionee generally will not realize taxable compensation income upon the exercise of an incentive stock option if he or she exercises it as an employee or within three months after termination of employment (or within one year after termination if the termination results from a permanent and total disability). The amount by which the fair market value of the shares purchased exceeds the aggregate option price at the time of exercise shall be treated as alternative minimum taxable income for purposes of the alternative minimum tax. If stock acquired pursuant to an incentive stock option is not disposed of prior to the date two years from the option grant date or prior to one year from the option exercise date, any gain or loss realized upon the sale of such shares will be characterized as capital gain or loss. If the applicable holding periods are not satisfied, then any gain realized in connection with the disposition of such stock will generally be taxable as compensation income in the year in which the disposition occurred, to the extent of the difference between the fair market value of such stock on the date of exercise and the option exercise price. The Company is entitled to a tax deduction to the extent, and at the time, that the participant realized compensation income. The balance of any gain will be characterized as a capital gain. An optionee will not realize taxable compensation income upon the grant of a non-qualified stock option. When an optionee exercises a non-qualified stock option, he or she will realize taxable compensation income at that time equal to the difference between the aggregate option price and the fair market value of the stock on the date of exercise.

PROPOSED PLAN AMENDMENT

         As discussed above, the Plan currently provides for formula stock option grants to non-employee directors of 2,000 shares of common stock each year at the date of the Company's annual meeting of shareholders if they are reelected at the annual shareholders meeting or serving an unexpired term and have served on the Board for at least six months of the preceding twelve month period. Shareholders will be asked at the annual meeting to amend the Plan to increase this annual, automatic grant to 3,000 shares for each non-employee director.

         The proposed increase in the annual automatic stock option stock grant is intended to more fairly compensate the non-employee directors for the substantial time commitment and valuable services they are providing as directors. Given the Company's limited resources, full-time management staff has been maintained at minimal levels. As a result, in addition to attending a greater than typical number of board meetings each year (12 in 1999), the directors are being called upon individually to consult with the Chief Executive Officer and others on a regular basis in regard to many areas of the Company's operations. Even with the proposed increase in the automatic stock grant, it is believed that the directors' compensation, viewed as a whole, is reasonable in relation to what is typically paid to directors of comparably sized companies. Accordingly, in recognition of these factors, the Board amended the Plan on April 14, 2000, subject to ratification and approval of the shareholders, to increase the annual, automatic stock option grant to continuing directors from 2,000 shares to 3,000 shares.

VOTE REQUIRED

         Shareholder approval of the amendment to the Plan to increase the automatic stock option grant requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the meeting and entitled to vote.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1994 STOCK PLAN TO INCREASE THE AUTOMATIC STOCK OPTION GRANT TO CONTINUING NON-EMPLOYEE DIRECTORS TO 3,000 SHARES PER YEAR.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following tables show for the three fiscal years ended December 31, 1997, 1998, and 1999 the cash and other compensation paid to or accrued by the Company for its chief executive officer in all capacities served, as well as information relating to option grants.

                           SUMMARY COMPENSATION TABLE


                                                                    LONG-TERM
                                                                    COMPENSATION
                                                                    ------------
                                      ANNUAL COMPENSATION           AWARDS
                                      -------------------           ------
                                                                    SECURITIES                  ALL
                                                                    UNDERLYING                 OTHER
NAME AND PRINCIPAL POSITION          YEAR       SALARY     BONUS    OPTIONS                COMPENSATION(1)
---------------------------          ----       ------     -----    -------                ---------------
Randall D. Sampson, President and    1999      $85,054    $ 5,600       19,000                     4,381
Chief Executive Officer              1998      $82,885    $20,000       20,000                     4,042
                                     1997      $71,308    $20,000       30,000                     3,875

-------------------------------

Note: Certain columns have not been included in this table because the information called for therein is not applicable to the Company or the individual named above for the periods indicated.

(1) All other compensation consisted of Company contributions to the Company's 401(k) Plan and an automobile expense allowance.


                              OPTION GRANTS IN 1999


                                             % OF                                                     POTENTIAL REALIZABLE
                                            TOTAL                                                       VALUE AT ASSUMED
                                           OPTIONS                                                      ANNUAL RATES OF
                                           GRANTED                                                         STOCK PRICE
                                              TO                         MARKET                           APPRECIATION
                                          EMPLOYEES       EXERCISE      PRICE ON                        FOR OPTION TERM
                            OPTIONS       IN FISCAL      PRICE PER      DATE OF      EXPIRATION         ---------------
          NAME              GRANTED          YEAR          SHARE         GRANT          DATE           5%             10%
          ----              -------          ----          -----         -----          ----           --             ---
Randall D. Sampson           19,000         14.0%          $4.125        $4.125       01/19/09       $21,654       $47,849

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES


                                                              NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED               IN-THE-MONEY
                            NUMBER OF                           OPTIONS AT FY-END              OPTIONS AT FY-END(1)
                         SHARES ACQUIRED       VALUE            -----------------              --------------------
         NAME              ON EXERCISE       REALIZED       EXERCISABLE UNEXERCISABLE        EXERCISABLE UNEXERCISABLE
         ----              -----------       ----------     -------------------------        -------------------------
  Randall D. Sampson          - 0 -            - 0 -          $99,500      $9,500              $309,468     $14,868

----------------------------------

(1) Based on closing price of $5.69 per share of the Company's Common Stock on December 31, 1999.

                              CERTAIN TRANSACTIONS

SERVICES PROVIDED BY AUTOTOTE SYSTEMS, INC.

         The Company has renewed a Totalizator Services Agreement with Autotote Systems, Inc. Pursuant to the agreement, which has a five year term ending May 1, 2004, Autotote provides totalizator equipment and computer programs which record and process all wagers and calculate the odds and payoffs. For such services, Autotote receives a fee of approximately .45% of the gross monies wagered. Amounts charged to operations under this agreement for the periods ended December 31, 1999 and 1998 were approximately $325,000 and $306,000, respectively. Also, during the 1999 and 1998 live race meets, Autotote provided uplink services which enabled the Company to simulcast horse races held at Canterbury Park to out-of-state racetracks. These services resulted in an amount charged to operations in 1999 and 1998 of approximately $115,000 and $102,000, respectively. Mr. Terence J. McWilliams, a director of the Company, is the Regional Sales Manager for Autotote.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that executive officers and directors and beneficial holders of 10% or more of the Company's securities file reports of their beneficial ownership with the Securities and Exchange Commission on SEC Forms 3, 4 and 5. According to the Company's records, during the period from January 1, 1999 to December 31, 1999, officers, directors and ten percent beneficial holders of the Company filed all reports with the Securities and Exchange Commission required under Section 16(a).


                             THE COMPANY'S AUDITORS

         Deloitte & Touche have been the auditors for the Company since 1994 and have been selected by the Board of Directors, upon recommendation of the Audit Committee, to serve as such for the current fiscal year. A representative of Deloitte & Touche is expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement and will be available to respond to appropriate questions.


                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

         The proxy rules of the Securities and Exchange Commission permit shareholders of the Company, after timely notice to the Company, to present proposals for shareholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by Company action in accordance with the Commission's proxy rules. The next annual meeting of the shareholders of Canterbury Park Holding Corporation is expected to be held on or about May 30, 2001 and proxy materials in connection with that meeting are expected to be mailed on or about April 15, 2001. Shareholder proposals prepared in accordance with the Commission's proxy rules must be received at the Company's corporate office, 1100 Canterbury Road, Shakopee, Minnesota 55379, Attention: President, by January 30, 2001, in order to be considered for inclusion in the Board of Directors' Proxy Statement and proxy card for the 2001 Annual Meeting of Shareholders. Any such proposals must be in writing and signed by the shareholder.

         The Bylaws of the Company establish an advance notice procedure with regard to (i) certain business to be brought before an annual meeting of shareholders of the Company and (ii) the nomination by shareholders of candidates for election as directors.

         PROPERLY BROUGHT BUSINESS. The Bylaws provide that at the annual meeting only such business may be conducted as is of a nature that is appropriate for consideration at an annual meeting and has been either specified in the notice of the meeting, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder's intention to bring such business before the meeting. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a meeting date corresponding to the previous year's annual meeting. Notice relating to the conduct of such business at an annual meeting must contain certain information as described in Section 2.9 of the Company's Bylaws, which are available for inspection by shareholders at the Company's principal executive offices pursuant to Section 302A.461, subd. 4 of the Minnesota Statutes. Nothing in the Bylaws precludes discussion by any shareholder of any business properly brought before the annual meeting in accordance with the Company's Bylaws.

         SHAREHOLDER NOMINATIONS. The Bylaws provide that a notice of proposed shareholder nominations for the election of directors must be timely given in writing to the Secretary of the Company prior to the meeting at which directors are to be elected. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a meeting date corresponding to the previous year's annual meeting. The notice to the Company from a shareholder who intends to nominate a person at the meeting for election as a director must contain certain information as described in Section 3.7 of the Company's Bylaws, which are available for inspection by shareholders as described above. If the presiding officer of a meeting of shareholders determines that a person was not nominated in accordance with the foregoing procedure, such person will not be eligible for election as a director.


                                  OTHER MATTERS

         Management knows of no other matters that will be presented at the meeting. If any other matters arise at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the proxy.

         The Company is transmitting with this Proxy Statement its Annual Report for the year ended December 31, 1999. SHAREHOLDERS MAY REQUEST THE COMPANY'S 1999 ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO THE UNDERSIGNED AT THE COMPANY'S ADDRESS ON THE FIRST PAGE OF THIS PROXY STATEMENT.

                                             By Order of the Board of Directors,



                                             Richard A. Primuth, SECRETARY

                       CANTERBURY PARK HOLDING CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 1, 2000

         The undersigned hereby appoints Brian C. Barenscheer, Terence J. McWilliams and Carin Offerman, or any of them as proxies, with full power of substitution, to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Canterbury Park Holding Corporation, to be held Thursday, June 1, 2000, at 4:00 p.m. Central Daylight Time at Canterbury Park, 1100 Canterbury Road, Shakopee, Minnesota 55379, or at any adjournments thereof, upon the following and other matters properly brought before the meeting or adjournment thereof, hereby revoking all former proxies.

1.  ELECTION OF DIRECTORS.

  / /   WITH AUTHORITY to vote for all nominees           / /  WITHOUT AUTHORITY to vote for nominees
        listed below (except as indicated to the               listed below
        contrary) for a term ending at the next Annual
        Meeting of Shareholders

        (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

 Brian C. Barenscheer, Gibson Carothers, Terence J. McWilliams, Carin Offerman,
             Curtis A. Sampson, Dale H. Schenian, Randall D. Sampson
      ---------------------------------------------------------------------

2. Proposal to amend the Company's 1994 Stock Plan to increase the automatic stock option grant to continuing non-employee directors from 2,000 shares to 3,000 shares per year.

     / / FOR                   / / AGAINST                      / / ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NAMED ON THE REVERSE SIDE OF THIS CARD AND "FOR" THE PROPOSED AMENDMENT OF THE 1994 STOCK PLAN UNLESS OTHERWISE SPECIFIED.


                            Dated ____________________, 2000



                            Signature



                            Signature if held jointly

                            Please date and sign exactly as your name(s) appears below indicating, where proper, official position or representative capacity in which you are signing. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign.